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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 24, 2002
(Date of earliest event reported)

HILTON HOTELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices, including zip code)

(310) 278-4321
(Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

        Registrant issued the following release on July 24, 2002, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

          99.1    Statement regarding Kalia Tower at Hilton Hawaiian Village.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    July 25, 2002

HILTON HOTELS CORPORATION
By:
/s/ MADELEINE A. KLEINER Madeleine A. Kleiner Executive Vice President and General Counsel

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE